Exhibit 99.2

CSW Industrials Completes Previously Announced Accretive, Synergistic Acquisition of

Aspen Manufacturing

Dallas, Texas – May 1, 2025 – CSW Industrials, Inc. (Nasdaq: CSWI) (the “Company” or “CSW”) today announced the Company has completed the previously announced acquisition of Aspen Manufacturing for approximately $313.5 million in cash, utilizing cash on hand and borrowings under the existing $500 million revolving credit facility while maintaining sufficient liquidity and a strong balance sheet. The purchase price is approximately 11x Aspen Manufacturing’s 2024 adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA) of $28.5 million.

This strategic acquisition expands CSW Industrial’s HVAC/R product offering with the incorporation of Aspen Manufacturing’s market leading evaporator coils and air handlers. By leveraging CSW’s deep experience in the HVAC/R market, strong distribution channels, successful go-to-market strategy, and demonstrated track record of industrial manufacturing, this acquisition is expected to drive market and customer share of wallet gains, while providing an enhanced service offering and maximizing channels to market.

Aspen Manufacturing’s current product suite includes a vast range of high-quality residential and light commercial evaporator coils, blowers, and air handling units for single-family, multi-family, and manufactured homes. Based in Humble, TX, all of Aspen’s products are designed, engineered, and assembled in the United States.

Joseph B. Armes, Chairman, President, and Chief Executive Officer of CSW Industrials, commented, “We are pleased to have consummated the Aspen Manufacturing acquisition and to welcome approximately 350 new colleagues to the CSW Industrials family. By adding Aspen Manufacturing, CSW expects to further drive above-market growth through the expansion of our highly profitable and resilient HVAC/R product portfolio thereby enhancing long-term value for all of CSW’s shareholders.”

For additional information about CSW Industrials’ acquisition of Aspen Manufacturing, please visit the previously released transaction documents, including the March 18, 2025 press release and investor presentation, which are both available on the Company’s website at https://cswindustrials.gcs-web.com.

Safe Harbor Statement

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as “may,” “should,” “expects,” “could,” “intends,” “plans,” “anticipates,” “estimates,” “believes,” “forecasts,” “predicts” or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, effective tax rate, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations, and financial performance and condition.

The forward-looking statements included in this press release are based on our current expectations, projections, estimates, and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the risk factors described from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K.

This press release contains estimated results of Aspen Manufacturing for the calendar year 2024 (the “estimated results”). The estimated results are forward-looking statements based on Aspen Manufacturing’s management’s preliminary, unaudited results as of the date hereof, and Aspen Manufacturing’s actual results may be materially different from the estimated results. We assume no obligation to update any forward-looking statement as a result of new information, future events or other factors. Accordingly, you should not place undue reliance on the estimated results. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to the estimated results and does not express any opinion or any other form of assurance with respect thereto.

All forward-looking statements included in this press release are based on information currently available to us, and we assume no obligation to update any forward-looking statement except as may be required by law.

About CSW Industrials

CSW Industrials is a diversified industrial growth company with industry-leading operations in three segments: Contractor Solutions, Specialized Reliability Solutions, and Engineered Building Solutions. The Company provides niche, value-added products with two essential commonalities: performance and reliability. The primary end markets we serve with our well-known brands include: HVAC/R, plumbing, electrical, general industrial, architecturally-specified building products, energy, mining, and rail transportation. For more information, please visit www.cswindustrials.com.

Investor Relations

Alexa Huerta

Vice President, Investor Relations, & Treasurer

214-489-7113

alexa.huerta@cswindustrials.com